EXHIBIT 99.1

Acasti Intends to Request Hearing Before Nasdaq Panel to Present Plan of Compliance

LAVAL, Québec, May 17, 2021 (GLOBE NEWSWIRE) -- Acasti Pharma Inc. (“Acasti” or the “Company”) (Nasdaq: ACST and TSX-V: ACST) today announced that, on May 11, 2021, the Company received notice from the Nasdaq Listing Qualifications Department (the “Staff”) indicating that, based upon the Company’s non-compliance with the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5550(a) (the “Rule”) as of May 10, 2021, the Company’s securities were subject to delisting unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company has previously disclosed and expected such notification from Nasdaq and believes it has options to regain compliance, preferably in connection with its proposed acquisition of Grace Therapeutics, Inc. (“Grace”) as is often done in connection with similar transactions.

The Company plans to timely request a hearing, which will stay any further action by Nasdaq pending the conclusion of the hearing process. Importantly, Acasti is prepared to take definitive action to regain compliance with the Rule and otherwise ensure the Company’s continued listing on Nasdaq. The Company understands that Panel hearings are typically scheduled within 30-45 calendar days of an issuer’s request, and in accordance with the Nasdaq Listing Rules, the Panel has the discretion to grant the Company an extension through November 8, 2021 to regain compliance with the Rule.

At the hearing, the Company will present a detailed plan of compliance for the Panel’s consideration, which will include the Company’s commitment to implement a share consolidation if needed to evidence compliance with the Rule. Should the Company determine that a share consolidation is necessary or otherwise advisable, the Company would likely take such action concurrent with the completion of its proposed acquisition of Grace.

The Company plans to issue an update with respect to the Nasdaq hearings process as soon as substantive updates are available.

About Acasti
Acasti is a biopharmaceutical innovator that has historically focused on the research, development and commercialization of prescription drugs using OM3 fatty acids delivered both as free fatty acids and bound-to-phospholipid esters, derived from krill oil. OM3 fatty acids have extensive clinical evidence of safety and efficacy in lowering triglycerides in patients with hypertriglyceridemia, or HTG. CaPre, an OM3 phospholipid therapeutic, was being developed for patients with severe HTG.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking information” within the meaning of Canadian securities laws and “forward-looking statements” within the meaning of U.S. federal securities laws (collectively, “forward-looking statements”). Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Acasti to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “potential,” “should,” “may,” “will,” “plans,” “continue”, “targeted” or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Forward-looking statements in this press release include, but are not limited to, statements relating to Acasti’s ability to obtain a further extension from the Panel and its ability to evidence compliance with the Nasdaq Rule within any extension period that may be granted by the Panel.

The forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement, the “Special Note Regarding Forward-Looking Statements” section contained in Acasti’s latest annual report on Form 10-K and quarterly report on Form 10-Q, which are available on EDGAR at www.sec.gov/edgar, on SEDAR at www.sedar.com and on the investor section of Acasti’s website at www.acastipharma.com. All forward-looking statements in this press release are made as of the date of this press release. Acasti does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements contained herein are also subject generally to assumptions and risks and uncertainties that are described from time to time in Acasti’s public securities filings with the Securities and Exchange Commission and the Canadian securities commissions, including Acasti’s latest annual report on Form 10-K and quarterly report on Form 10-Q under the caption “Risk Factors”.

Neither NASDAQ, the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Acasti Contact:
Jan D’Alvise
Chief Executive Officer
Tel: 450-686-4555
Email: info@acastipharma.com
www.acastipharma.com

Investor Contact:
Crescendo Communications, LLC
Tel: 212-671-1020
Email: ACST@crescendo-ir.com